Exhibit 3(ii)


                  REVISED AND AMENDED BY-LAWS
                               OF
                    WERNER ENTERPRISES, INC.
                    (Amended April 30, 2004)


                           ARTICLE I.
                           ----------
                          SHAREHOLDERS
                          ------------

      Section 1.     Annual Meeting.  The annual meeting  of  the
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Shareholders shall be held on the second Tuesday in the month of May in each year, or such other time on such other day within such month as shall be fixed by the Board of Directors, for the purpose of electing Directors and for the transaction of such other business as may come before the meeting. If the day fixed for the annual meeting shall be a legal holiday in the State of Nebraska, such meeting shall be held on the next succeeding business day. Annual meetings shall be held in the office of the corporation or at such other place, either within or without the State of Nebraska, as shall be determined by the Board of Directors. If the election of Directors shall not be held on the day designated herein for any annual meeting of the Shareholders, or at any adjournment thereof, the Board of Directors shall cause the election to be held at a special meeting of the Shareholders as soon thereafter as conveniently may be.

      Section 2.     Special Meetings.  Special meetings  of  the
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Shareholders may be called by the Chairman of the Board, the President or a majority of the Board of Directors. Special meetings shall be held at such place, either within or without the State of Nebraska, as shall be stated in the notice.

      Section 3.     Notice of Meeting. Written or printed notice
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stating the place, day and hour of the meeting and, in the case of a special meeting, the purpose or purposes for which the meeting is called, shall be delivered not less than ten (10) nor more than fifty (50) days before the date of the meeting, either personally or by mail, by or at the direction of the President, the Secretary, or the officer or persons calling the meeting, to each Shareholder of record entitled to vote at such meeting.

     Section 4.     Closing of Transfer Books or Fixing of Record
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Date.   For  the purpose of determining Shareholders entitled  to
----
notice of or to vote at any meeting of Shareholders or any adjournment thereof, or Shareholders entitled to receive payment of any dividend, or in order to make a determination of Shareholders for any other proper purpose, the Board of Directors of the corporation may provide that the stock transfer books shall be closed for a stated period but not to exceed, in any case, fifty (50) days. If the stock transfer books shall be closed for the purpose of determining Shareholders entitled to notice of or to vote at a meeting of Shareholders, such books shall be closed for at least ten (10) days immediately preceding such meeting. In lieu of closing the stock transfer books, the Board of Directors may fix in advance a date as the record date for any such determination of Shareholders, such date in any case to be not more than fifty (50) days and, in the case of a meeting of Shareholders, not less than ten (10) days prior to the date on which the particular action, requiring such determination of Shareholders, is to be taken. If the stock transfer books are not closed and no record date is fixed for the determination of Shareholders entitled to notice of or to vote at a meeting of Shareholders, or Shareholders entitled to receive payment of a dividend, the date on which notice of the meeting is mailed or the date on which the resolution of the Board of Directors declaring such dividend is adopted, as the case may be, shall be the record date for such determination of Shareholders. When a determination of Shareholders entitled to vote at any meeting of Shareholders has been made as provided in this section, such determination shall apply to any adjournment thereof.

      Section 5.     Voting Record.  The officer or agent  having
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charge of the stock transfer books for shares of the corporation shall make, at least ten (10) days before each meeting of Shareholders, a complete record of the Shareholders entitled to vote at such meeting, or any adjournment thereof, arranged in alphabetical order with the address of and the number of shares held by each. For a period of ten (10) days prior to such meeting, the list shall be kept on file at the registered office of the corporation and shall be subject to inspection by any Shareholder at any time during usual business hours. Such record, or a duplicate thereof, shall also be produced and kept open at the time and place of the meeting and shall be subject to the inspection of any Shareholder during the whole time of the meeting. The original stock transfer book shall be prima facie evidence as to who are the Shareholders entitled to examine such record or transfer books or to vote at any meeting of Shareholders.

      Section 6.     Quorum. A majority of the outstanding shares
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entitled to vote, represented in person or by proxy, shall constitute a quorum at a meeting of Shareholders. The holders or their representatives of a majority of the shares present at a meeting, even though less than a majority of the shares outstanding, may adjourn the meeting from time to time without notice other than an announcement at the meeting, until such time as a quorum is present. At any such adjourned meeting at which a quorum is present, any business may be transacted which might have been transacted at the original meeting. If a quorum is present, the affirmative vote of the majority of the shares represented at the meeting and entitled to vote on the subject matter shall be the act of the Shareholders, unless the vote of a greater number is required by law, by the Articles of Incorporation, or by these By-Laws.

      Section 7.     Proxies.   At    all    meetings    of   the
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Shareholders, a Shareholder may vote either in person or by proxy executed in writing by a Shareholder or his duly authorized attorney in fact. Proxies solicited on behalf of the management shall be voted as directed by the Shareholder or, in the absence of such direction, as determined by a majority of the Board of Directors. No proxy shall be valid after eleven (11) months from the date of its execution unless otherwise provided in the proxy.

      Section 8.     Voting of Shares.  Subject to the provisions
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of Sections 9 and 10 of this Article I, each Shareholder entitled to vote shall be entitled to one (1) vote for each share of stock held by him upon each matter submitted to a vote at a meeting of Shareholders.

      Section 9.     Voting  of  Shares   by   Certain   Holders.
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Treasury shares shall not be voted at any meeting or counted in determining the total number of outstanding shares at any given time.

      Shares standing in the name of another corporation may be voted by such officer, agent, or proxy as the By-Laws of such corporation may prescribe, or in the absence of such provision, as the Board of Directors of such corporation may determine.

      Shares held by an administrator, executor, guardian, or conservator may be voted by him, either in person or by proxy, without a transfer of such shares into his name. Shares standing in the name of a trustee may be voted by him, either in person or by proxy.

      Shares standing in the name of a receiver may be voted by such receiver, and shares held by or under the control of a receiver may be voted by such receiver without the transfer thereof into his name if authority to do so be contained in an appropriate order of the Court by which such receiver was appointed.

      A shareholder whose shares are pledged shall be entitled to vote such shares until the shares have been transferred into the name of the pledgee and thereafter the pledgee shall be entitled to vote the shares so transferred.

      Section 10.    Cumulative  Voting.  At  each  election  for
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directors, every Shareholder entitled to vote at such election shall have the right to vote, in person or by proxy, the number of shares owned by him for as many persons as there are directors to be elected and for whose election he has a right to vote, or to cumulate said shares and give one candidate as many votes as the number of directors multiplied by the number of his shares shall equal, or to distribute them upon the same principle among as many candidates as he shall think fit.

      Section 11.    Informal Action by Shareholders.  Any action
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required to be taken at a meeting of the Shareholders, or any action which may be taken at a meeting of the Shareholders, may be taken without a meeting if a consent in writing, setting forth the action so taken, shall be signed by all of the Shareholders entitled to vote with respect to the subject matter thereof. Such consent shall have the same force and effect as a unanimous vote of Shareholders and may be stated as such in any articles or document filed with the Secretary of State under applicable state law.

      Section 12.    Inspectors of Election.  In advance  of  any
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meeting of Shareholders, the Board of Directors may appoint any persons, other than nominees for office, as inspectors of election to act at such meeting or any adjournment thereof. The number of inspectors shall be either one (1) or three (3). If the Board of Directors so appoints either one (1) or three (3) inspectors, that appointment shall not be altered at the meeting. If inspectors of election are not so appointed, the Chairman of the Board of Directors or the President may make such appointment at the meeting. In case any person appointed as inspector fails to appear or fails or refuses to act, the vacancy may be filled by appointment by the Board of Directors in advance of the meeting or at the meeting by the Chairman of the Board of Directors or the President.

      Unless otherwise prescribed by applicable regulations, the duties of such inspectors shall include: determining the number of shares of stock and the voting power of each share, the shares of stock represented at the meeting, the existence of a quorum, the authenticity, validity, and effect of proxies; receiving votes, ballots, or consents; hearing and determining all challenges and questions in any way arising in connection with the right to vote; counting and tabulating all votes or consents; determining the result; and such acts as may be proper to conduct the election or vote with fairness to all Shareholders.

      Section 13.    Nominations.  The Board  of Directors  shall
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act as a nominating committee for selecting the management nominees for election as directors. Except in the case of a nominee substituted as a result of the death or other incapacity of a management nominee, the nominating committee shall deliver written nominations to the Secretary no less than fifteen (15) days prior to the date of the annual meeting. Provided such committee makes such nominations, no nominations for directors except those made by the nominating committee shall be voted upon at the annual meeting unless other nominations by Shareholders are made in writing and delivered to the Secretary of the corporation at least ten (10) days prior to the date of the annual meeting.

      Section 14.    New Business.  Any new business to be  taken
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up at the annual meeting shall be stated in writing and filed with the Secretary of the corporation at least twenty (20) days before the date of the annual meeting, and all business so stated, proposed and filed shall be considered at the annual meeting, but no other proposal shall be acted upon at the annual meeting. Any Shareholder may make any other proposal at the annual meeting and the same may be discussed and considered, but, unless stated in writing and filed with the Secretary at least twenty (20) days before the meeting, such proposal shall be laid over for action at an adjourned, special, or annual meeting of the Shareholders taking place thirty (30) days or more thereafter. This provision shall not prevent the consideration and approval or disapproval at the annual meeting of reports of officers, directors and committees, but, in connection with such reports, no new business shall be acted upon at such annual meeting unless stated and filed as herein provided.


                           ARTICLE II
                           ----------
                            DIRECTORS
                            ---------

      Section 1.     Number and Qualifications.  The business and
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affairs of the corporation shall be managed by a Board of Directors consisting of eight (8) Directors. The Directors need not be residents of the State of Nebraska, nor Shareholders of the corporation. Although the number and qualifications of the Directors may be changed from time to time by amendment to these By-Laws, no change shall affect the incumbent Directors during the terms for which they were elected.

      Section 2.     Classification  of  Board.   The  Board   of
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Directors shall be divided, with respect to the time during which the Directors shall hold office, into classes which are designated as Classes I, II and III. The number of Directors in each such class shall be the same as in each other such class to the extent possible. When creating a new directorship through expansion of the size of the Board of Directors or when eliminating a directorship through reduction of the size of the
Board of Directors, the Board shall designate the class of the new or eliminated directorship and any newly created or eliminated directorships resulting from an increase or decrease shall be apportioned by the Board among the classes of Directors so as to maintain such classes as nearly equal as possible. The term of office of the Class I will expire at the 1995 annual meeting of Shareholders, the term of office of the Class II will expire at the 1996 annual meeting of Shareholders and the term of office of the Class III will expire at the 1997 annual meeting of Shareholders with Directors in each class to hold office until his or her successor shall have been duly elected and qualified. The class into which each Director elected at the 1994 annual meeting of Shareholders shall be designated and the Directors then elected will hold office for terms corresponding to their respective class. At each subsequent annual meeting of Shareholders, Directors elected to succeed those Directors whose terms then expire shall be elected for a term of office to expire at the third succeeding annual meeting of Shareholders after their election, with each Director to hold office until his or her successor is elected and qualified.

      Section 3.     Removal and Vacancies.  A  Director  may  be
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removed by vote of the holders of a majority of the shares entitled to vote at an election of Directors which vote is taken at a meeting of the Shareholders called expressly for that purpose. However, if less than the entire Board is to be removed at such special meeting, then no individual Director may be removed if the votes cast against the removal of such Director would be sufficient to elect such Director if then cumulatively voted at an election of Directors for the class of which such Director is a member. Any vacancies in the Board of Directors, occurring for any reason, shall be filled by the vote of the remaining Directors, even if less than a quorum, or by a sole remaining Director. The Director class of any Directors chosen to fill vacancies shall be designated by the Board and such Directors shall hold office until the next election of Directors of the class of which they are a member and until their successors shall be elected and qualified.

      Section 4.     Quorum.   A  majority   of   the  number  of
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directors fixed by the By-Laws shall constitute a quorum for the transaction of any business at any meeting of the Board of Directors. The act of a majority of the directors present at a meeting at which a quorum is present shall be the act of the Board of Directors, unless a greater number is specified by the Articles of Incorporation or these By-Laws. If less than a quorum is present at any meeting, the majority of these present may adjourn the meeting from time to time, without notice other than announcement at the meeting, until a quorum is present.

      Section 5.     Annual Meeting.  The annual meeting  of  the
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Board of Directors shall be held without notice other than this By-Law immediately following adjournment of the annual meeting of Shareholders and shall be held at the same place as the annual meeting of Shareholders unless some other place is agreed upon.

      Section 6.     Special Meetings.  Special meetings  of  the
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Board of Directors may be called by the Chairman of the Board or the President or a majority of the Board of Directors, and shall be held at the office of the corporation or at such other place, either within or without the State of Nebraska, as the notice may state.

      Section 7.     Notice.  Notice of special meetings shall be
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mailed  to each director at his last known address at least  five
(5) days prior to the date of holding said meetings. Any director at a meeting shall constitute a waiver of notice of such meeting, except where a director attends a meeting for the express purpose of objecting to the transaction of any business because the meeting is not lawfully called or convened. Neither the business to be transacted at, nor the purpose of, any regular or special meeting of the Board of Directors need be specified in the notice or waiver of notice of such meeting.

      Section 8.     Action   Without  a  Meeting.   Any   action
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required to be taken at a meeting of the Board of Directors, or of any committee, may be taken without a meeting, if a consent in writing, setting forth the action so taken, shall be signed by all of the directors, or all of the members of the committee, as the case may be. Such consent shall have the same effect as a unanimous vote. The consent may be executed by the directors in counterparts.

      Section 9.     Voting.  At  all  meetings of the  Board  of
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Directors, each director shall have one (1) vote irrespective of the number of shares he may hold. Members of the Board of Directors may vote and participate in meetings by means of conference telephone or similar communications equipment by which all persons participating in the meeting can hear each other.

      Section 10.    Presumption of Assent.  A  director  of  the
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corporation who is present at a meeting of the Board of Directors at which action on any corporate matter is taken shall be presumed to have assented to the action taken unless his dissent shall be entered in the minutes of the meeting or unless he shall file his written dissent to such action with the person acting as the Secretary of the meeting before the adjournment thereof or shall forward such dissent by registered mail to the Secretary of the corporation immediately after the adjournment of the meeting. Such right to dissent shall not apply to a director who voted in favor of such action.

      Section 11.    Compensation.  By resolution of the Board of
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Directors, the directors may be paid their expenses, if any, of attendance at each meeting of the Board of Directors, and may be paid a fixed sum for attendance at each meeting of the Board of Directors or a stated salary as director. No such payment shall preclude any director from serving the corporation in any other capacity and receiving compensation therefor.

      Section 12.    Committees.  The Board of Directors may,  by
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resolution or resolutions passed by a majority of the whole Board, appoint an executive committee, an audit committee, and one or more other committees, each committee to consist of two
(2) or more directors of the corporation, which committees shall, to the extent permitted by law, have and may exercise such powers of the Board of Directors in the management of the business and affairs of the corporation as shall be delegated to them.

      Section 13.    Advisory Directors.  The  Board of Directors
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may by resolution appoint advisory directors to the Board, who shall serve as directors emeritus, and shall have such authority and receive such compensation and reimbursement as the Board of Directors shall provide. Advisory directors shall not have the authority to participate by vote in the transaction of business.

                          ARTICLE III
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                            OFFICERS
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      Section 1.     Number and qualifications.  The officers  of
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the corporation shall be a Chairman of the Board, one or more Vice Chairmen (as the Board of Directors shall determine), a President, one or more Vice-Presidents (including Executive Vice Presidents or Senior Vice Presidents, as the Board of Directors shall determine), a Secretary, and a Treasurer and such other officers and agents as may be deemed necessary by the Board of Directors. Any two (2) or more offices may be held by the same person.

      Section 2.     Election and Tenure.  The  officers  of  the
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corporation shall be elected by the Board of Directors at its annual meeting. Each officer shall hold office for a term of one
(1) year or until his successor shall have been duly elected and shall have become qualified, unless his service is specified by an employment contract of greater length or is terminated sooner because of death, resignation, or otherwise. The Board of
Directors may authorize the corporation to enter into an employment contract with any officer in accordance with state law.

      Section 3.     Removal.   Any   officer  or  agent  of  the
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corporation, elected or appointed by the Board of Directors, may be removed by the Board of Directors whenever in its judgment the best interests of the corporation should be served thereby, but such removal shall be without prejudice to the contract rights, if any, of the person so removed. Election or appointment of an officer or agent shall not of itself create contract rights.

      Section 4.     Vacancies. Vacancies occurring in any office
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by reason of death, resignation, or otherwise may be filled by the Board of Directors at any meeting.

      Section 5.     Chairman of the Board.  The Chairman of  the
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Board shall be the Chief Executive Officer of the corporation and, subject to the control of the Board of Directors, shall, in general, supervise and control all of the business and affairs of the corporation. He shall, when present, preside at all meetings of the Shareholders and of the Board of Directors. He may sign, with the Secretary or any other proper officer of the corporation thereunto authorized by the Board of Directors, certificates for shares of the corporation, any deeds, mortgages, bonds, contracts, or other instruments which the Board of Directors has authorized to be executed, except in cases where the signing and execution thereof shall be expressly delegated by the Board of Directors or by the By-Laws to some other officer or agent of the corporation, or shall be required by law to be otherwise signed or executed; and in general shall perform all duties incidental to the office of Chief Executive Officer and such other duties as may be prescribed by the Board of Directors from time to time.

      Section 6.     Vice-Chairman  of  the  Board.   The   Vice-
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Chairman, whether one or more, of the Board, shall, subject to the control of the Board of Directors, advise and assist the Chairman in the general supervision and control of the business and affairs of the corporation. The Vice-Chairman shall, in the absence of the Chairman (or in the event there should be more than one Vice-Chairman, the Vice Chairmen in the order designated at time of their election, or in the absence of any such designation, then in the order of their election) preside at all meetings of the Shareholders and of the Board of Directors. He may sign with the Secretary or any other proper officer of the corporation thereunto authorized by the Board of Directors, certificates for shares of the corporation, any deeds, mortgages, bonds, contracts or other instruments which the Board of Directors has authorized to be executed, except in cases where the signing and execution thereof shall be expressly delegated by the Board of Directors or by the By-Laws to some other officer or agent of the corporation, or shall be required by law to be otherwise signed or executed; and in general shall perform all duties as may be prescribed by the Board of Directors from time to time.

      Section 7.     The President.  The President shall  be  the
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principal operating officer of the corporation and, subject to the control of the Board of Directors and the direction of the Chairman of the Board, shall in general supervise and control the operation of the business and affairs of the corporation. He shall, in the absence of the Chairman of the Board, preside at all meetings of the Shareholders and of the Board of Directors. He may sign, with the Secretary or any other proper officer of the corporation, certificates for shares of the corporation, and deeds, mortgages, bonds, contracts, or other instruments which the Board of Directors has authorized to be executed, except in cases where the signing and execution thereof shall be expressly delegated by the Board of Directors or by these By-Laws to some other officer or agent of the corporation, or shall be required by law to be otherwise signed or executed; and in general, shall perform all duties incident to the office of President and such other duties as may be prescribed by the Board of Directors from time to time.

      Section 8.     The Vice-Presidents.  In the absence of  the
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President or in the event of his death, inability, or refusal to act, the Vice-President shall perform the duties of the President, and when so acting, shall have all the powers of and be subject to all the restrictions upon the President. In that event, the Executive Vice-President, Senior Vice-President, or Vice-President, designated at time of his election, shall perform the duties of the President. In the absence of any such designation, the position shall be filled by the first elected Executive Vice-President, or if none, the first elected Senior Vice-President, or if none, the first elected Vice-President. Any Executive Vice-President, Senior Vice-President, or Vice-President may sign with the Secretary or any other proper officer of the corporation, certificates for shares of the corporation; and shall perform such other duties as from time to time may be assigned to him by the President or by the Board of Directors.

      Section 9.     Secretary.  The Secretary  shall:  (a)  keep
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minutes of the proceedings of the Shareholders and of the Board of Directors in one or more books provided for that purpose; (b) see that all notices are duly given in accordance with the provisions of these By-Laws or as required by law; (c) be the custodian of the corporate records and of the seal of the corporation and see that the seal of the corporation is affixed to all documents, the execution of which on behalf of the corporation under its seal is duly authorized; (d) keep a register of the post office address of each Shareholder which shall be furnished to the Secretary by such Shareholder (e) sign with the Chairman of the Board of Directors, President or a Vice-President, certificates for shares of the corporation, the issuance of which shall be authorized by resolution of the Board of Directors; (f) have general charge of the stock transfer books of the corporation; and (g) in general perform all duties incident to the office of Secretary and such other duties as from time to time may be assigned to him by the President or by the Board of Directors.

      Section 10.     The Treasurer.  The Treasurer  shall:   (a)
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have charge and custody of and be responsible for all funds and securities of the corporation; (b) receive and give receipts for monies due and payable to the corporation from any source whatsoever, and deposit all such monies in the name of the corporation in such banks, trust companies, or in other depositories as shall be selected in accordance with the provisions of these By-Laws; and (c) in general perform all of the duties incident to the office of Treasurer and such other duties as from time to time may be assigned by the President or by the Board of Directors. If required by the Board of Directors, the Treasurer shall give a bond for the faithful discharge of his duties in such sum and with such surety or sureties as the Board of Directors shall determine.

      Section 11.    Other Officers. Other officers shall perform
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such duties and have such powers as may be assigned to them by the Board of Directors.

      Section 12.    Salaries. The salaries of the officers shall
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be fixed from time to time by the Board of Directors, and no officer shall be prevented from receiving such salary by reason of the fact that he is also a director of the corporation.


                           ARTICLE IV
                           ----------
                              SEAL
                              ----

     The corporate seal of the corporation shall contain the name of the corporation and shall be in such form as the Board of Directors shall prescribe.


                           ARTICLE V
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           CERTIFICATES FOR SHARES AND THEIR TRANSFER
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      Section 1.     Certificates for Shares.  The shares of  the
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corporation shall be represented by certificates signed by the Chairman of the Board of Directors or by the President or a Vice-President and by the Treasurer or by the Secretary of the corporation, and may be sealed with the seal of the corporation or a facsimile thereof. Any or all of the signatures upon a certificate may be facsimiles if the certificate is countersigned by a transfer agent, or registered by a registrar, other than the corporation itself or an employee of the corporation. If an officer who has signed or whose facsimile signature has been placed upon such certificate shall have ceased to be such officer before the certificate is issued, it may be issued by the corporation with the same effect as if he were such officer at the date of its issue.

      Section 2.     Form of Share Certificates. Each certificate
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representing shares shall state upon the face thereof; that the corporation is organized under the laws of the State of Nebraska; the name of the person to whom issued; the number and class of shares; the designation of the series, if any, which such certificate represents; the par value of each share represented by such certificate, or a statement that the shares are without par value. Other matters in regard to the form of the certificates shall be determined by the Board of Directors.

      Section 3.     Loss or Destruction.  In  case  of  loss  or
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destruction of a certificate of stock, no new certificate shall be issued in lieu thereof except upon satisfactory proof to the Board of Directors of such loss or destruction, and upon the giving of satisfactory security by bond or otherwise against loss to the corporation.

      Section 4.     Transfer of Shares.  Transfer  of shares  of
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capital stock of the corporation shall be made only on its stock transfer books. Authority for such transfer shall be given only by the holder of record thereof or by his legal representative, who shall furnish proper evidence of such authority, or by his attorney thereunto authorized by power of attorney duly executed and filed with the corporation. Such transfer shall be made only on surrender for cancellation of the certificate for such shares. The person in whose name shares of capital stock stand on the books of the corporation shall be deemed by the corporation to be the owner thereof for all purposes.


                           ARTICLE VI
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                   DIVIDENDS AND BANK ACCOUNT
                   --------------------------

      Section 1.     Dividends.  In  addition to other  dividends
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authorized by law, the Board of Directors, by resolution, may from time to time declare dividends to be paid out of the unreserved and unrestricted earned surplus of the corporation, but no dividend shall be paid when the corporation is insolvent, when the payment thereof would render the corporation insolvent or when otherwise prohibited by law.

      Section 2.     Bank Account.  The  funds of the corporation
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shall be deposited in such banks, trust funds, or depositories as the Board of Directors may designate and shall be withdrawn upon the signature of the President and upon the signatures of such other person or persons as the directors may by resolution authorize.


                          ARTICLE VII
                          -----------
                           AMENDMENTS
                           ----------

     These By-Laws may be altered, amended or repealed and new By-Laws may be adopted by the Board of Directors at any regular or special meeting of the Board of Directors.


                          ARTICLE VIII
                          ------------
                        WAIVER OF NOTICE
                        ----------------

      Whenever any notice is required to be given to any Shareholder or Director of the corporation under the provisions of the Articles of Incorporation or under the provisions of applicable state law, a waiver thereof in writing, signed by the person or persons entitled to such notice, whether before or after the time stated therein, shall be equivalent to the giving of such notice.

                           ARTICLE IX
                           ----------
  INDEMNIFICATION OF DIRECTORS, OFFICERS, EMPLOYEES AND AGENTS
  ------------------------------------------------------------

      At the discretion of the Board of Directors, and subject to the provisions of the Articles of Incorporation, the corporation may indemnify any person who is or was a director, officer, employee, or agent of the corporation, or is or was serving at the request of the corporation as a director, officer, employee, or other agent of another corporation, partnership, trust, or other enterprise as permitted by the Nebraska Business Corporation Act, as amended from time to time.

                           ARTICLE X
                           ---------
                DIRECTORS' INTEREST IN CONTRACTS
                --------------------------------

      In the absence of fraud, no contract or other transaction between the corporation and any other person, corporation, firm, syndicate, association, partnership or joint venture shall be either void or voidable or otherwise affected by reason of the fact that one or more directors of the corporation are or become directors or officers of such other corporation, firm, syndicate or association or members of such partnership or joint venture, or are pecuniarily or otherwise interested in such contract or transaction, provided that (1) the fact such director or directors of the corporation are so situated or so interested, or both, is disclosed or known to the Board of Directors or committee which authorizes, approves, or ratifies the contract or transaction by a vote or consent sufficient for the purpose without counting the votes or consents of such interested directors; (2) that such fact is disclosed or known to the Shareholders entitled to vote and they authorize, approve, or ratify such contract or transaction by vote or written consent; or (3) the contract or transaction is fair and reasonable to the corporation. Any director of the corporation who is also a director or officer of such other corporation, firm, syndicate, or association, or a member of such partnership or joint venture or is pecuniarily or otherwise interested in such contract or transaction, may be counted for the purpose of determining the presence of a quorum at any meeting of the Board of Directors which shall authorize any such contract or transaction.


                           ARTICLE XI
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                          FISCAL YEAR
                          -----------

      Section 1.     Fiscal  Year.   The   fiscal   year  of  the
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corporation shall begin on the 1st day of January in each year, or at such other time as may be determined by the Board of Directors.